POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                                     /s/ Bryan A. Bowers
                                                     -------------------
                                                     Bryan A. Bowers

                               POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1997, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                                     /s/ Todd G. Cole
                                                     ----------------
                                                     Todd G. Cole

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                              /s/ Charles P. Durkin, Jr.
                                              --------------------------
                                              Charles P. Durkin, Jr.

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                             /s/ David Elliman
                                             -----------------
                                             David Elliman

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                                     /s/ Stephen L. Green
                                                     --------------------
                                                     Stephen L. Green

                               POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                                     /s/ Michael J. Horgan
                                                     ---------------------
                                                     Michael J. Horgan

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                               /s/ George Merritt Jenkins
                                               --------------------------
                                               George Merritt Jenkins

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.


                                                     /s/ James H. Laird
                                                     --------------------------
                                                     James H. Laird

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this __th day of March, 1997.


                                             ______________________________
                                             Dr. Rosita Leong, M.D.

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.


                                                /s/ Robert Model
                                                ----------------
                                                Robert Model

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.


                                               /s/ Lief H. Olsen
                                               -----------------
                                               Lief H. Olsen

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                                  /s/ Arthur S. Penn
                                                  ------------------
                                                  Arthur S. Penn

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                                     /s/ Homer Mck. Rees
                                                     -------------------
                                                     Homer McK. Rees

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.


                                                     /s/ Doren W. Russler
                                                     --------------------
                                                     Doren W. Russler

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                                     /s/ Akira Seko
                                                     --------------
                                                     Akira Seko

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 1997.

                                                     /s/ John T. Shea
                                                     ----------------
                                                     John T. Shea

                                POWER OF ATTORNEY

         The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exhange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a report on Form 10-K with respect to the Company for the year ended December 31, 1996, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, including all amendments, if any, to such report on Form 10-K; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this __th day of March, 1997.


                                                     ______________________
                                                     Richard Yancey